                                                                    EXHIBIT 23.1

                                                                          [LOGO]

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this  Registration  Statement of
American Pacific  Corporation on Form S-8 of our report dated November 15, 2002, appearing in the Annual Report on Form 10-K of American Pacific  Corporation for
the year ended September 30, 2002.

/s/ Deloitte & Touche LLP

Las Vegas, Nevada
April 22, 2003